UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, DC  20549


                                FORM 8-K

                             CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934


    Date of report (Date of earliest event reported): September 30, 2004




                       Access Pharmaceuticals, Inc.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


        Delaware                     0-9314                  83-0221517
------------------------    ------------------------    -------------------
(State of Incorporation)    (Commission File Number)    (I.R.S. Employer
                                                        Identification No.)


     2600 Stemmons Freeway, Suite 176, Dallas, Texas             75207
     -----------------------------------------------           ---------
        (Address of principal executive offices)               (Zip Code)


   Registrant's telephone number, including area code: (214) 905-5100
                                                       --------------

Item 8.01 Other Events
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On September 30, 2004, Access Pharmaceuticals, Inc. announced the receipt of approval of our new drug application for OraDisc(tm) A from the United States Food and Drug Administration. A copy of the press release regarding this announcement is attached as Exhibit 99.1 and is incorporated into this current report by reference.

Item 9.01 Financial Statements Information and Exhibits.
        ----------------------------------------------
(c) Exhibits
    --------
99.1 Press Release of Access Pharmaceuticals, Inc. dated September 30, 2004.


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
                               SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          Access Pharmaceuticals, Inc.
                                                 (Registrant)

                                          By: /s/ Stephen B. Thompson
                                             ------------------
                                              Stephen B. Thompson
                                              Vice President and
                                              Chief Financial Officer

Dated September 30, 2004

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
                             EXHIBIT INDEX

Exhibit
Number  Description
------- ------------
99.1    Press Release of Access Pharmaceuticals, Inc. dated September 30, 2004

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